SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

June 8, 2016

Date of Report (Date of Earliest Event Reported)

GLOBAL ARENA HOLDING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	00049819	33-0931599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

850 Third Avenue, Suite 16C New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 508-4700

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On June 8, 2016, the Registrant dismissed Wei, Wei & Co. LLP (“Wei”) as the Registrant’s registered independent public accountant.  On June 8, 2016, the Registrant engaged Anton & Chia, LLP (“A&C”) as its new registered independent public accountant.

b.

Wei’s report for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern opinion.

c.

The decision to engage A&C was approved by the Registrant’s board of directors.

d.

For the fiscal years ended December 31, 2015 and 2014, and for the period through June 8, 2016 (the date of dismissal), there have been no disagreements with Wei on any matter of Registrant’s accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wei would have caused them to make reference thereto in their report on the financial statements.

e.

Registrant has authorized Wei to respond fully to any inquiries of A&C.

f.

During the fiscal years ended December 31, 2015 and 2014, and for the period through June 8, 2016, there have been no reportable events between the Registrant and Wei as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The Registrant provided a copy of the foregoing disclosures to Wei prior to the date of the filing of this report and requested that Wei furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On June 8, 2016, the Registrant engaged Anton & Chia, LLP, as its new registered independent public accountant.  During the year ended December 31, 2015 and 2014 and prior to June 8, 2016 (the date of the new engagement), the Registrant did not consult with A&C regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by A&C, in either case where written or oral advice provided by A&C would be an important factor considered by Registrant in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between Registrant and Registrant’s former auditor (i.e., Wei) or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from Wei, Wei & Co. LLP regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

By:      /s/ John Matthews

John Matthews

Chief Executive Officer

Dated:  June 14, 2016

3